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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 30, 2002


                CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 1, 2002, providing for the issuance of the CHL Mortgage
                Pass-Through Trust 2002-J4, CHL Mortgage Pass-Through Certificates, Series 2002-J4).


                                   CWMBS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                   333-92152                   95-4449516
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(State of Other Jurisdiction       (Commission               (I.R.S. Employer
     of Incorporation)             File Number)             Identification No.)


       4500 Park Granada
     Calabasas, California                                        91302
--------------------------------                                ----------
     (Address of Principal                                      (Zip Code)
       Executive Offices)


        Registrant's telephone number, including area code (818) 225-3240
                                                            ---- --------


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Item 5.       Other Events.
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Filing of Computational Materials

     In connection with the offering of the CHL Mortgage Pass-Through Certificates, Series 2002-J4, Countrywide Securities Corporation ("CSC"), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated September 30, 2002.


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated September 24, 2002 and the prospectus supplement dated September 25, 2002, of CWMBS, Inc., relating to its CHL Mortgage Pass-Through Certificates, Series 2002-J4.


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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

    99.1     CSC Computational Materials filed on Form SE dated
             September 30, 2002


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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  CWMBS, INC.




                                                  By: /s/ Darren Bigby
                                                      ------------------------
                                                          Darren Bigby
                                                          Vice President


Dated:  September 30, 2002


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                                  Exhibit Index



Exhibit                                                                    Page
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99.1     CSC Computational Materials filed on Form SE dated
         September 30, 2002.                                                6



                                       5
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                                  EXHIBIT 99.1

        CSC Computational Materials filed on Form SE dated September 30, 2002.


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